IMPACTS OF COVID-19	12 Months Ended
Dec. 31, 2021
Impacts Of Covid-19
IMPACTS OF COVID-19

3.	IMPACTS OF COVID-19

The company continues to guide its employees and reinforce all the prevention measures and hygiene protocols recommended by the competent authorities.

The Company's economic activity is directly linked to the demand of steel products in the automotive, household, and civil construction sectors, as well as for iron ore, both in the domestic and international markets. Any reduction in the activity of these sectors could affect the demand and price of products and have a material impact on the Company's financial position and results.

The investment portfolio and the nature of the Company's industrial park are in a long-term nature. The long-term operational and economic context to which the Company is inserted allows greater flexibility in the strategies and plans to mitigate the risks and effects of the pandemic in its business and, consequently, ensure the maintenance of the expected recoverability of its non-financial assets, whether investments, fixed assets, and tax credits.

Since the beginning of the pandemic, the Company has not suffered significant impacts in its railway and maritime logistics. There were also no impacts in the supply of supplies that would cause interruption of the operational activities.

As per the guidelines of the Brazilian Securities and Exchange Commission (CVM), the Company continues to evaluate eventual effects that are related to the continuity of the business and its accounting estimates. Despite certain adverse impacts perceived in the beginning of the pandemic, which were dissipated even in 2020, those adverse impacts did not represent risks of continuity nor adjustments to accounting estimates which could produce significant effects in the Company’s business and, consequently, in its financial position and results.

The Company remains with all its medium- and long-term production and sales forecasts.